UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held  on May I, 20I4. DUKE ENERGY CORPORATIONDUKE ENERGY  CORPORATION 550 SOUTH TRYON ST. CHARLOTTE, NC 28202 Meeting Information Meeting Type: Annual Meeting For holders as of: March 3, 2014 Date: May 1, 2014 Time: 10:00 a.m. (Location): Duke Energy Corporation O.J. Miller Auditorium 526 South Church Street Charlotte, North Carolina 28202 You  are  receiving  this  communication  because  you  hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain (proxy materials and  voting instructions). M67173-P47887-Z62458

Before You Vote (How to Access the Proxy Materials) Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and  Receive a PAPER or E-MAIL Copy: (If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2014 to facilitate timely delivery.  How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.M67172-P47887-Z62458

Voting Items M67174-P47887-Z62458 The Board of Directors recommends a vote "For All" Director nominees. The Board of Directors recommends a vote "For" Proposals 2, 3, and 4. 01) G. Alex Bernhardt, Sr. 02) Michael G. Browning 03) Harris E. DeLoach, Jr. 04) Daniel R. DiMicco 05) John H. Forsgren 06) Lynn J. Good 07) Ann M. Gray 08) James H. Hance, Jr. 09) John T. Herron 10) James B. Hyler, Jr. 11) William E. Kennard 12) E. Marie McKee 13) E. James Reinsch 14) James T. Rhodes 15) Carlos A. Saladrigas 2. Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2014 1. Election of directors: 3. Advisory vote to approve named executive offi cer compensation 5. Shareholder proposal regarding shareholder right to call a special shareholder meeting 6. Shareholder proposal regarding political contribution disclosure The Board of Directors recommends a vote "Against" Proposals 5 and 6. 4. Approval of the amendment to Duke Energy Corporation's Amended and Restated Certifi cate of Incorporation to authorize shareholder action by less than unanimous written consent

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